Exhibit 10.1
LEAR CORPORATION
LONG-TERM STOCK INCENTIVE PLAN
2009 MANAGEMENT STOCK PURCHASE PLAN
TERMS AND CONDITIONS
I.	Definitions. Any term capitalized herein but not defined below has the meaning set forth in the Lear Corporation Long-Term Stock Incentive Plan, as amended (the “Plan”).
1.	“Accelerated Vesting Date” means the date prior to the Scheduled Vesting Date that is the later of (i) the end of the first 10-consecutive trading day period beginning after the Grant Date throughout which the Fair Market Value of a Share has equaled or exceeded 150% of the Grant Price, or (ii) the first anniversary of the Grant Date.

2.	“Account Distribution Date” means, with respect to the Deferred Cash Account, March 14, 2012.

3.	“Average FMV” means the average Fair Market Value over the last five trading days in 2008 (December 24, 26, 29, 30 and 31).

4.	“Base Salary” means a Participant’s annual base salary rate on January 1, 2009 from the Company or an Affiliate, including any elective contributions of the Participant that are not includable in his or her gross income under Code Sections 125 or 401(k), and before taking into account his or her Deferral Election under the MSPP.

5.	“Conversion Ratio” means the amount or ratio by which the value of a SAR on March 15, 2009, based on a Black-Scholes or similar method of valuation, would need to be multiplied to have a value equal to the Fair Market Value of one Share on March 15, 2009.

6.	“Deferred Cash Account” means the account described in Section VI.

7.	“Deferral Election” means the election described in Section II.

8.	“Deferral Election Amount” means the amount of bonus and Base Salary covered by a Participant’s Deferral Election.

9.	“Earned Portion” means a SAR, multiplied by a fraction, the numerator of which is the number of pay periods for which there was a Base Salary deduction in the period beginning on January 1, 2009 and ending on the date the Participant ceases to be an employee and the denominator of which is 24.

10.	“End of Service” means his or her retirement after attaining age 55 and completing 10 years of service (as defined in the Lear Corporation Pension Plan, regardless of whether the employee participates in such plan).

11.	“Grant Date” means March 15, 2009.

12.	“Grant Price” means the Fair Market Value of a Share on the Grant Date.

13.	“Paid-Up Amount” of a Participant who separates from service during 2009 means the cumulative amount actually withheld to date from the Participant’s base salary pursuant to the Participant’s Deferral Election.

14.	“Paid-Up Ratio” of a Participant who separates from service during 2009 means the ratio of the Paid-Up Amount to the Deferral Election Amount.

15.	“Participant” means an Eligible Employee who makes a Deferral Election.

16.	“SAR” means the Stock Appreciation Right described in Section V.

17.	“SAR Election Percentage” means the percentage (0%, 25% or 50%) of the Deferral Election under Section II.(a) that a Participant allocates to the SAR.

18.	“SAR Shares” means the Shares that are subject to the SAR.

19.	“Scheduled Vesting Date” means, with respect to the SAR, March 14, 2012.

20.	“Term” means the period commencing on the Grant Date and ending on the second anniversary of the Scheduled Vesting Date.

21.	“Vesting Date” means the earlier of the Scheduled Vesting Date or the Accelerated Vesting Date.
II. Deferral Election.
          Any Eligible Employee selected by the Committee (a) may irrevocably elect to defer any whole percentage up to 5% of the Base Salary payable to him or her for the pay periods ending after December 31, 2008 and before January 1, 2010, by submitting an election to that effect, and/or (b) may have irrevocably elected to defer a whole percentage up to 100% of the bonus payable to him or her under the Company’s Annual Incentive Compensation Plan in the first quarter of 2009, by having submitted an election to that effect in 2007.
III. Allocation.
          The allocation of amounts deferred pursuant to a Participant’s Deferral Election among Restricted Stock Units, a Stock Appreciation Right and a Deferred Cash Account, each as described below, will depend on the Deferral Election and the Average FMV. A Participant may elect to have up to 50% of his or her Base Salary deferral under the Deferral Election allocated to a Stock Appreciation Right or a Notional Cash Account, or a combination of the two (in 25% increments) if the Average FMV is greater than or equal to $10 per Share. If the Average FMV is less than $10 per Share, then Base Salary may only be deferred and allocated to the Deferred Cash Account pursuant to the Deferral Election.
IV. Restricted Stock Units.
1.	Discount Rate.
(a)	In consideration of the Participant’s Deferral Election (which is limited to 5% of Base Salary), the Participant shall be credited as of March 15, 2009 with Restricted Stock Units at a discounted price (the “Discount Rate”) equal to 80% of the Average FMV.

(b)	The total number of Restricted Stock Units credited to a Participant under the Plan shall be equal to the dollar amount of the portion of the Participant’s Deferral Election allocated to Restricted Stock Units, divided by 80% of the Average FMV.

(c)	The total number of Restricted Stock Units determined in Section IV.1(b), above, will be credited to the Participant in the form of Salary Restricted Stock Units and/or Bonus Restricted Stock Units. The number of Salary Restricted Stock Units credited shall be the same proportion of the total Restricted Stock Units as the amount of Base Salary deferred in the Participant’s Deferral Election is of the total amount deferred in the Participant’s Deferral Election. The number of Bonus Restricted Stock Units credited shall be the same proportion of the total Restricted Stock Units as the amount of bonus deferred in the Participant’s Deferral Election is of the total amount deferred in the Participant’s Deferral Election.
2.	Restriction Period.
          The Restriction Period under this Agreement shall be the three-year period commencing on March 15, 2009 and ending on March 14, 2012.
3.	Dividend Equivalents.
          If the Company declares a cash dividend on Shares, the Participant shall be credited with dividend equivalents as of the payment date for the dividend equal to the amount of the cash dividend per Share multiplied by the Restricted Stock Units credited to the Participant under Section IV.1(b) as of the record date. Dividend equivalents shall be credited to a notional account established for the Participant (the “Dividend Equivalent Account”). Interest shall be credited to the Participant’s Dividend Equivalent Account, compounded monthly, until payment of such account to the Participant. The rate of such interest shall be the Prime Rate of interest as reported by the Midwest edition of The Wall Street Journal on the second business day of each calendar quarter.
4.	Timing and Form of Payout.
          Except as provided in Sections IV.5, IV.6, or IV.7 after the end of the Restriction Period, the Participant shall be entitled to receive a number of Shares equal to the number of Restricted Stock Units credited to the Participant under Section IV.1(b) and a cash payment equal to the amount credited to the Participant’s Dividend Equivalent Account under Section IV.3 (or the corresponding pro-rata portion thereof). Delivery of such Shares shall be made as soon as administratively feasible after the end of the Restriction Period. Delivery of the cash payment of any amount credited to the Participant’s Dividend Equivalent Account shall be made on or about the date the Restricted Stock Units are distributed to the Participant.
5.	Termination of Employment Due to Death, End of Service or Disability.
(a)	Before March 15, 2009.

A Participant who ceases to be an employee prior to March 15, 2009 by reason of death, End of Service or Disability shall be terminated from the Plan, and his or her Deferral Election shall be cancelled. Any Base Salary and/or bonus earned but not paid due to the Participant’s Deferral Election shall be paid to the Participant (or in the case of the Participant’s death, the Participant’s beneficiary) in cash as soon as administratively feasible after his or her termination of employment.

(b)	After March 14, 2009 but Before January 1, 2010.

If the Participant ceases to be an employee after March 14, 2009 but prior to January 1, 2010 by reason of death, End of Service, or Disability, the Participant (or in the case of the Participant’s death, the Participant’s beneficiary) shall be entitled to receive a number of Shares equal to the sum of (i) and (ii):
(i)	the number of Salary Restricted Stock Units credited to the Participant under Section IV.1(c) multiplied by a fraction, the numerator of which is the number of pay periods for which there was a Base Salary deduction in the period beginning on January 1, 2009 and ending on the date the Participant ceases to be an employee and the denominator of which is 24; and

(ii)	the number of Bonus Restricted Stock Units credited to the Participant under Section IV.1(c).
(c)	After December 31, 2009.

If the Participant ceases to be an employee after December 31, 2009 but prior to the end of the Restriction Period by reason of death, End of Service or Disability, the Participant (or in the case of the Participant’s death, the Participant’s beneficiary) shall be entitled to receive a number of Shares equal to the number of Restricted Stock Units credited to the Participant under Section IV.1(b) and a cash payment equal to the Participant’s Dividend Equivalent Account under Section IV.3.

(d)	Beneficiary.

Any distribution made with respect to a Participant who has died shall be paid to the beneficiary designated by the Participant pursuant to Article 11 of the Plan to receive the Participant’s Shares and any cash payment under this Agreement. If the Participant’s beneficiary predeceases the Participant or no beneficiary has been designated, distribution of the Participant’s Shares and any cash payment shall be made to the Participant’s surviving spouse or, if none, to the Participant’s estate.
6.	Involuntary Termination Other Than For Cause.
(a)	Before March 15, 2009.

A Participant whose employment involuntarily terminates other than for Cause or for any reason described in Section IV.5 prior to March 15, 2009 shall be terminated from the Plan, and his or her Deferral Election shall be cancelled. Any Base Salary and/or bonus earned but not paid due to the Participant’s Deferral Election shall be paid to the Participant in cash as soon as administratively feasible after his or her termination of employment.

(b)	After March 14, 2009 but Before January 1, 2010.

A Participant whose employment involuntarily terminates other than for Cause or for any reason described in Section IV.5 after March 14, 2009 but prior to January 1, 2010 shall be entitled to receive a number of Shares equal to the sum of (i), (ii), (iii) and (iv):
(i)	the number of Salary Restricted Stock Units credited to the Participant under Section IV.1(c) multiplied by a fraction, the numerator of which is the number of pay periods for which there was a Base Salary deduction in the period beginning on January 1, 2009 and ending on the date the Participant ceases to be an employee, and the denominator of which is 24, multiplied by a fraction, the numerator of which is the number of full months in the period beginning on March 15, 2009 and ending on the date the

Participant ceases to be an employee (the “Elapsed Months”), and the denominator of which is 36; and

(ii)	the number of Bonus Restricted Stock Units credited to the Participant under Section IV.1(c) multiplied by a fraction, the numerator of which is the Elapsed Months, and the denominator of which is 36; and

(iii)	the lesser of:
(A)	the quotient of (x) the total amount of Base Salary deferred in the Participant’s Deferral Election multiplied by a fraction, the numerator of which is the number of pay periods for which there was a Base Salary deduction in the period beginning on January 1, 2009 and ending on the date the Participant ceases to be an employee, and the denominator of which is 24, multiplied by a fraction, the numerator of which is 36 minus the Elapsed Months, and the denominator of which is 36, divided by (y) the Fair Market Value of a Share on the date the Participant ceases to be an employee, or

(B)	the number of Salary Restricted Units determined under Section IV.1(c) multiplied by a fraction, the numerator of which is the number of pay periods for which there was a Base Salary deduction in the period beginning on January 1, 2009 and ending on the date the Participant ceases to be an employee, and the denominator of which is 24, multiplied by a fraction, the numerator of which is 36 minus the Elapsed Months, and the denominator of which is 36; and
(iv)	the lesser of:
(A)	the quotient of (x) the amount of bonus deferred in the Participant’s Deferral Election multiplied by a fraction, the numerator of which is 36 minus the Elapsed Months, and the denominator of which is 36, divided by (y) the Fair Market Value of a Share on the date the Participant ceases to be an employee, or

(B)	the number of Bonus Restricted Stock Units determined under Section IV.1(c) multiplied by a fraction, the numerator of which is 36 minus the Elapsed Months, and the denominator of which is 36.

(c)	After December 31, 2009.

A Participant whose employment involuntarily terminates other than for Cause or for any reason described in Section IV.5 after December 31, 2009 but prior to the end of the Restriction Period shall be entitled to receive a number of Shares equal to the sum of (i) and (ii):
(i)	the number of the Restricted Stock Units credited to the Participant under Section IV.1(b) multiplied by a fraction, the numerator of which is the Elapsed Months, and the denominator of which is 36, and

(ii)	the lesser of:
(A)	the quotient of (x) the total amount deferred in the Participant’s Deferral Election multiplied by a fraction, the numerator of which is 36 minus the Elapsed Months, and the denominator of which is 36, divided by (y) the Fair Market Value of a Share on the date the Participant ceases to be an employee, or

(B)	the number of Restricted Stock Units determined under Section IV.1(b) multiplied by a fraction, the numerator of which is 36 minus the Elapsed Months, and the denominator of which is 36.
7.	Termination of Employment for Any Other Reason.
(a)	Before March 15, 2009.

A Participant whose employment terminates for any reason other than those described in Sections IV.5 and IV.6 prior to March 15, 2009 shall be terminated from the Plan, and his or her Deferral Election shall be cancelled. Any Base Salary and/or bonus earned but not paid due to the Participant’s Deferral Election shall be paid to the Participant in cash as soon as administratively feasible after his or her termination of employment.

(b)	After March 14, 2009 But Before January 1, 2010.

A Participant whose employment terminates for any reason other than those described in Sections IV.5 and IV.6 after March 14, 2009 but prior to January 1, 2010 shall be entitled to receive a number of Shares equal to the sum of (i) and (ii):
(i)	the lesser of:

(A)	the quotient of (x) the amount of Base Salary the Participant elected to defer in the Participant’s Deferral Election multiplied by a fraction, the numerator of which is the number of pay periods for which there was a Base Salary deduction in the period from January 1, 2009 to the date the Participant ceases to be an employee, and the denominator of which is 24, divided by (y) the Fair Market Value of a Share on the date the Participant ceases to be an employee, or

(B)	the number of Salary Restricted Stock Units credited to the Participant under Section IV.1(c) multiplied by a fraction, the numerator of which is the number of pay periods for which there was a Base Salary deduction in the period from January 1, 2009 to the date the Participant ceases to be an employee, and the denominator of which is 24; and
(ii)	the lesser of:
(A)	the amount of bonus deferred in the Participant’s Deferral Election divided by the Fair Market Value of a Share on the date the Participant ceases to be an employee, or

(B)	the number of Bonus Restricted Stock Units credited to the Participant under Section IV.1(c).
(c)	After December 31, 2009.

A Participant whose employment terminates for any reason other than those described in Sections IV.5 and IV.6 after December 31, 2009 but prior to the end of the Restriction Period shall be entitled to receive a number of Shares equal to the lesser of: (i) the total amount deferred in the Participant’s Deferral Election divided by the Fair Market Value of a Share on the date the Participant ceases to be an employee; or (ii) the number of Restricted Stock Units credited to the Participant under Section IV.1(b).
8.	Employment After a Change in Control.
          In accordance with the terms of the Plan, upon the occurrence of a Change in Control, a Participant shall receive a distribution of a number of Shares equal to the number of Restricted Stock Units credited to him or her under Section IV.1(b) and a cash payment equal to the amount, if any, credited to the Participant’s Dividend Equivalent Account under Section IV.3, as soon as practicable thereafter. The Participant’s Base Salary deduction for the remainder of the year shall be accelerated and such amount shall be deducted from the Restricted Stock Unit distribution and/or cash payment.

V. Stock Appreciation Right.
1.	Discount Rate and Conversion Ratio.
(a)	In consideration of the Participant’s Deferral Election (under which 50% of total deferrals may be allocated to a SAR, in 25% increments), the Participant shall be credited as of March 15, 2009 with a SAR. The Participant shall receive the benefit of the same Discount Rate applicable to Restricted Stock Units, as described in Section IV.

(b)	The number of SAR Shares shall be equal to the dollar amount of the portion of the Participant’s Deferral Election allocated to the SAR, divided by 80% of the Average FMV and multiplied by the Conversion Ratio.
2.	Vesting and Exercisability.
(a)	Full Vesting. If the Participant remains continuously employed by the Company between the Grant Date and the Vesting Date, the SAR shall become fully vested on the Vesting Date.

(b)	Exercisability. To the extent vested, the SAR may be exercised in whole or in part at any time during the Term, except as otherwise provided in Sections V.3, V.4 and V.5.

(c)	Forfeitures. The portion of a SAR that fails to vest or ceases to be exercisable shall be forfeited.
3.	Termination of Employment Due to Death, End of Service, Disability or Involuntary Termination Other Than For Cause.
(a)	Before March 15, 2009. If the Participant’s termination of employment occurs before March 15, 2009, any Base Salary and/or bonus earned but not paid due to the Participant’s Deferral Election shall be paid to the Participant in cash as soon as administratively feasible after his or her termination of employment.

(b)	After March 14, 2009 but prior to January 1, 2010. If the Participant ceases to be an employee during 2009 by reason of death, End of Service, Disability, or involuntary termination by the Company other than for Cause, the SAR shall vest with respect to the Earned Portion of his or her SAR Shares, and the SAR shall be exercisable with respect to such portion throughout the two-year period beginning on the termination date.

(c)	After 2009 and Before Vesting Date. If the Participant ceases to be an employee after December 31, 2009 and before the Vesting Date by reason of death, End of Service, Disability, or involuntary termination by the

Company other than for Cause, the SAR shall become fully vested and shall be exercisable for the two-year period commencing on the Participant’s termination date (but not beyond the end of the Term).

(d)	On or After Vesting Date. If the Participant ceases to be an employee on or after the Vesting Date by reason of death, End of Service, Disability, or involuntary termination by the Company other than for Cause, the SAR shall become fully vested and shall be exercisable throughout the remainder of the Term.
4.	Termination of Employment By Reason of Voluntary Resignation.
(a)	Before March 15, 2009. If the Participant’s termination of employment occurs before March 15, 2009, any Base Salary and/or bonus earned but not paid due to the Participant’s Deferral Election shall be paid to the Participant in cash as soon as administratively feasible after his or her termination of employment.

(b)	After March 14, 2009 and Before January 1, 2010. If the Participant ceases to be an employee during 2009 by reason of his or her voluntary resignation (other than an End of Service), the SAR shall become exercisable at such time on a Limited Basis with respect to 75% of the Earned Portion of the SAR Shares and shall remain exercisable on a Limited Basis for a three-month period commencing on the Participant’s termination date. For purposes of this Section V.4(b), “Limited Basis” means that the total amount payable with respect to the exercise of the SAR shall in no event exceed the SAR Election Percentage of the Paid-Up Amount.

(c)	After 2009 and Before Vesting Date. If the Participant ceases to be an employee after December 31, 2009 and before the Vesting Date by reason of his or her voluntary resignation, the SAR shall become exercisable at such time on a Limited Basis with respect to 75% of the SAR Shares and shall remain exercisable on a Limited Basis for the three-month period commencing on the Participant’s termination date. For purposes of this Section V.4(c), “Limited Basis” means that the total amount payable with respect to the exercise of the SAR shall in no event exceed the SAR Election Percentage of the Deferral Election Amount under Section II.(a).

(d)	On or After Accelerated Vesting Date and Prior to Scheduled Vesting Date. If the Participant ceases to be an Employee on or after the Accelerated Vesting Date and prior to the Scheduled Vesting Date by reason of his or her voluntary resignation, the SAR shall remain fully exercisable throughout the three-month period beginning on the termination date.

(e)	On or After Scheduled Vesting Date. If the Participant ceases to be an Employee on or after the Scheduled Vesting Date by reason of his or her voluntary resignation, the SAR shall remain fully exercisable throughout the remainder of the Term.
5.	Termination of Employment for Cause.
(a)	Before March 15, 2009. If the Participant’s termination of employment occurs before March 15, 2009, any Base Salary and/or bonus earned but not paid due to the Participant’s Deferral Election shall be paid to the Participant in cash as soon as administratively feasible after his or her termination of employment.

(b)	After March 14, 2009 but Before January 1, 2010. If the Participant’s employment is terminated for Cause during 2009, the SAR shall become exercisable at such time on a Limited Basis with respect to 75% of the Earned Portion of the SAR Shares and shall remain exercisable on a Limited Basis for a three-month period commencing on the Participant’s termination date. For purposes of this Section V.5(b), “Limited Basis” means that the total amount payable with respect to the exercise of the SAR shall in no event exceed the SAR Election Percentage of the Paid-Up Amount.

(c)	After 2009 and Before Vesting Date. If the Participant’s employment is terminated for Cause after December 31, 2009 and before the Vesting Date, the SAR shall become exercisable at such time on a Limited Basis with respect to 75% of the SAR Shares and shall remain exercisable on a Limited Basis for the three-month period commencing on the Participant’s termination date. For purposes of this Section V.5(c), “Limited Basis” means that the total amount payable with respect to the exercise of the SAR shall in no event exceed the SAR Election Percentage of the Deferral Election Amount under Section II.(a).

(d)	On or After Vesting Date. If the Participant’s employment is terminated for Cause on or after the Vesting Date, the SAR shall remain fully exercisable throughout the three-month period beginning on the termination date.
6.	Change in Control.
          Notwithstanding anything to the contrary herein, in the event of a Change in Control occurring before the Scheduled Vesting Date, the SAR of a Participant who was employed by the Company immediately before the Change in Control shall be fully vested and exercisable upon the Change in Control and shall remain exercisable throughout the remainder of the Term.
7.	Exercise of SAR.

(a)	To the extent vested and exercisable, the SAR may be exercised in whole at any time or in part from time to time as to any or all full Shares under the SAR by written notice to the Company indicating the number of SAR Shares as to which the SAR is being exercised. Notwithstanding the foregoing, the SAR may not be exercised for fewer than 100 Shares at any one time or, if fewer, all the Shares that are then subject to the SAR, to the extent vested.

(b)	Any amount due to the Participant upon exercise of the SAR shall be paid in cash and shall be based on the amount, if any, by which the Fair Market Value of a Share on the date of exercise exceeds the Grant Price (except as provided in Sections V.4 and V.5 in circumstances where the SAR is exercisable only on a Limited Basis). The Participant shall not receive a distribution if the Fair Market Value of a Share on the date of exercise does not exceed the Grant Price. The Participant’s distribution of cash upon exercise of the SAR shall be the aggregate dollar difference between the Fair Market Value of a Share on the date of exercise and the Grant Price for all Shares with respect to which the SAR is so exercised (except as provided in Sections V.4 and V.5 in circumstances where the SAR is exercisable only on a Limited Basis); provided that the amount delivered to the Participant shall be subject to applicable withholding taxes.
8.	Transferability of SAR.
          This SAR is transferable only by will or the laws of descent and distribution, or pursuant to a domestic relations order (as defined in Code Section 414(p)). The SAR shall be exercisable during the Participant’s lifetime only by the Participant or by his or her guardian or legal representative. The Committee may, in its discretion, require a guardian or legal representative to supply it with evidence the Committee deems necessary to establish the authority of the guardian or legal representative to exercise the SAR on behalf of the Participant.
9.	Securities Law Requirements.
(a)	This SAR shall not be exercisable in whole or in part, if exercise may, in the opinion of counsel for the Company, violate the 1933 Act (or other federal or state statutes having similar requirements), as it may be in effect at that time, or cause the Company to violate the terms of Section 4.1 of the Plan.

(b)	The SAR is subject to the further requirement that if at any time the Committee determines in its discretion that the registration, listing or qualification of the Shares subject to the SAR under any federal securities law, securities exchange requirements or under any other applicable law, or the consent or approval of any governmental regulatory body, is necessary as a condition of, or in connection with, the granting of the SAR, the SAR may not be exercised in whole or in part, unless the necessary registration, listing, qualification, consent or approval has been effected or obtained free of any conditions not acceptable to the Committee.

(c)	With respect to individuals subject to Section 16 of the Exchange Act, transactions under this SAR are intended to comply with all applicable conditions of Rule 16b-3, or its successors under the Exchange Act. To the extent any provision of the SAR or action by the Committee fails to so comply, the Committee may determine, to the extent permitted by law, that the provision or action shall be null and void.
10.	No Obligation to Exercise SAR.
          The granting of the SAR imposes no obligation upon the Participant (or upon a transferee of a Participant) to exercise the SAR.
11.	No Limitation on Rights of the Company.
          The grant of the SAR shall not in any way affect the right or power of the Company to make adjustments, reclassification or changes in its capital or business structure, or to merge, consolidate, dissolve, liquidate, sell or transfer all or any part of its business or assets.
12.	Plan and SAR Not a Contract of Employment.
          Neither the Plan nor this SAR is a contract of employment, and no terms of employment of the Participant shall be affected in any way by the Plan, this SAR or related instruments except as specifically provided therein. Neither the establishment of the Plan nor this SAR shall be construed as conferring any legal rights upon the Participant for a continuation of employment, nor shall it interfere with the right of the Company or any Affiliate to discharge the Participant and to treat him or her without regard to the effect that treatment might have upon him or her as an Participant.
13.	Participant to Have No Rights as a Stockholder.
          The Participant shall have no rights as a stockholder with respect to any Shares subject to the SAR.
14.	No Deferral Rights.
          Notwithstanding anything in Article 12 of the Plan to the contrary, there shall be no deferral of payment, delivery or receipt of any amounts hereunder.

VI. Deferred Cash Account.
1.	Credits to Deferred Cash Account.
          If a Participant elects to have a portion of the amounts deferred pursuant to his or her Deferral Election allocated to the Deferred Cash Account, the Participant’s Deferred Cash Account will be credited with the appropriate cash balance, as determined in accordance with Section III, on March 15, 2009 and thereafter as such amounts of deferred salary or bonus are earned, in accordance with administrative procedures established by the Company. Interest, compounded monthly, shall be credited to the Participant’s Deferred Cash Account until payment of such account to the Participant. The rate of such interest shall be the average of the 10-year Treasury note rates, as reported by the Midwest edition of The Wall Street Journal, as of the first business day of each of the four calendar quarters preceding the year for which the interest is credited.
2.	Deferred Cash Payout.
(a)	Timing. A Participant shall receive a distribution in cash with respect to his or her Deferred Cash Account within 10 days of the earliest to occur of (i) the Participant’s termination of employment, (ii) the Account Distribution Date, or (iii) a Change in Control.

(b)	Amount.
(i)	Before March 15, 2009. If the Participant’s employment is terminated for any reason before March 15, 2009, his or her Deferral Election shall be cancelled. Any Base Salary and/or bonus earned but not paid due to the Participant’s Deferral Election shall be paid to the Participant in cash as soon as administratively feasible after his or her termination of employment.

(ii)	After March 14, 2009. If the Participant’s termination of employment occurs after March 14, 2009, he or she shall be paid in cash within 10 days after such termination the entire balance in his or her Deferred Cash Account.
VII. Miscellaneous.
1.	Assignment and Transfers.
          The rights and interests of the Participant hereunder may not be assigned, encumbered or transferred except, in the event of the death of the Participant, by will or the laws of descent and distribution.
2.	Withholding Tax.

          The Company and any Affiliate shall have the right to retain Shares that are distributable to the Participant hereunder to the extent necessary to satisfy any withholding taxes, whether federal, state or local, triggered by the distribution of Shares under this Agreement.
3.	No Limitation on Rights of the Company.
          The grant hereunder shall not in any way affect the right or power of the Company to make adjustments, reclassification, or changes in its capital or business structure, or to merge, consolidate, dissolve, liquidate, sell or transfer all or any part of its business or assets.
4.	Plan, Terms and Conditions, and Deferral Election Not a Contract of Employment.
          Neither the Plan, the Terms and Conditions, nor the Deferral Election is a contract of employment, and no terms of employment of the Participant shall be affected in any way by the Plan, the Terms and Conditions, the Deferral Election or related instruments, except as specifically provided therein. Neither the establishment of the Plan, the Terms and Conditions, nor the Deferral Election shall be construed as conferring any legal rights upon the Participant for a continuation of employment, nor shall they interfere with the right of the Company or any Affiliate to discharge the Participant and to treat the Participant without regard to the effect that such treatment might have upon the Participant as a Participant.
5.	Participant to Not Have Rights as a Stockholder.
     The Participant shall not have rights as a stockholder with respect to any Shares subject to the Deferral Election prior to the date on which he or she is recorded as the holder of such Shares on the records of the Company.
6.	Notice.
          Any notice or other communication required or permitted hereunder shall be in writing and shall be delivered personally, or sent by certified, registered or express mail, postage prepaid. Any such notice shall be deemed given when so delivered personally or, if mailed, three days after the date of deposit in the United States mail, in the case of the Company to 21557 Telegraph Road, Southfield, Michigan, 48033, Attention: General Counsel and, in the case of the Participant, to his or her address set forth in the Deferral Election or, in each case, to such other address as may be designated in a notice given in accordance with this Section.
7.	Governing Law.
          This document, the Restricted Stock Units and any SAR or Deferred Cash Account shall be construed and enforced in accordance with, and governed by, the laws of the State of Michigan, determined without regard to its conflict of law rules.
8.	Plan Document Controls.

          These Terms and Conditions are intended to generally summarize the provisions of the MSPP. They do not alter the terms of the Plan document, a copy of which will be provided to Participants upon request. The rights herein granted are in all respects subject to the provisions set forth in the Plan to the same extent and with the same effect as if set forth fully herein. In the event that the terms set forth herein conflict with the terms of the Plan document, the Plan document shall control.
9.	Code Section 409A.
          The MSPP is intended to comply with that provision of the Code and all guidance issued thereunder by the U.S. Internal Revenue Service in all respects and shall be administered in a manner consistent with such intent. If an unintentional operational failure occurs with respect to Code Section 409A requirements, any affected Participant or beneficiary shall fully cooperate with the Company to correct the failure, to the extent possible, in accordance with any correction procedure established by the U.S. Internal Revenue Service. Any reference herein to Code Section 409A shall be interpreted to refer to any applicable section of the Treasury Regulations or other guidance issued by the U.S. Internal Revenue Service, as appropriate. Notwithstanding anything herein to the contrary, if a Participant is deemed to be a “Specified Employee” within the meaning of that term under Code Section 409A(a)(2)(B) on the date of his or her termination of employment, then no distribution triggered by a termination of employment under Section IV, V or VI shall be made before the earlier of (i) the expiration of the six-month period measured from the date of the Participant’s termination of employment, and (ii) the date of the Participant’s death.